Commitments, liabilities and contingencies - Summary of Contingent Liabilities (Parenthetical) (Detail) - Contingent liabilities on account of liquidated damages - INR (₨) ₨ in Millions	12 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
Disclosure of contingent liabilities [line items]
Contingent liability, reimbursement description	The management believes that any unfavourable judgement will not have any impact as this will be eligible for set off against unabsorbed losses / depreciation. Accordingly, no amount has been provided in consolidated financial statements as at March 31, 2022 and 2021.	The management believes that any unfavourable judgement will not have any impact as this will be eligible for set off against unabsorbed losses / depreciation. Accordingly, no amount has been provided in consolidated financial statements as at March 31, 2022 and 2021.
Amount of liquidated damages to be levied by customer net of recovery from capital vendors	₨ 0	₨ 0